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                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                  FORM 8-K


                               Current Report

                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


         Date of Report (Date of Earliest Event Reported)   July 26, 2001
                                                          ---------------------

         ABN AMRO MORTGAGE CORPORATION (as depositor under the Pooling and Servicing Agreement, dated as of July 1, 2001 providing for, inter alia, the issuance of ABN AMRO Mortgage Corporation Mortgage Pass- Through Certificates Series 2001-4)


                ABN AMRO MORTGAGE CORPORATION Series 2001-4
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           (Exact Name of Registrant as Specified in its Charter)



                                  Delaware
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               (State or Other Jurisdiction of Incorporation)


        333-85443-10                                     36-3886007
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  (Commission File Number)                 (I.R.S. Employer Identification No.)


135 South LaSalle Street, Chicago, Illinois                     60603
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 (Address of Principal Executive Offices)                     (Zip Code)


                                (312) 904-2000
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            (Registrant's Telephone Number, Including Area Code)


              181 West Madison Street, Chicago, Illinois 60602
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       (Former Name or Former Address, if Changed Since Last Report)





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

Item 5.  Other Events.

         On or about July 27, 2001 the Registrant will cause the issuance and sale of approximately $343,394,509 initial principal amount of Mortgage Pass-Through Certificates, Series 2001-4 (the "Certificates") pursuant to a Pooling and Servicing Agreement dated as of July 1, 2001, among ABN AMRO Mortgage Corporation, as depositor, State Street Bank and Trust Company, as trustee and Washington Mutual Mortgage Securities Corp., as servicer.

         In connection with the sale of the Certificates, the Registrant has been advised by Credit Suisse First Boston Corporation ("CSFB"), that CSFB has furnished to prospective investors certain yield tables and other computational materials (the "Computational Materials") with respect to the Certificates following the effective date of Registration Statement No. 333-85443 which Computational Materials are being filed as exhibits to this report.

         The Computational Materials have been provided by CSFB. The information in the Computational Materials is preliminary and may be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

         The Computational Materials were prepared by CSFB at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. The Computational Materials may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement. The Computational Materials may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, the Computational Materials may not be relevant to or appropriate for investors other than those specifically requesting them.

         In addition, the actual characteristics and performance of the mortgage loans underlying the Certificates (the "Mortgage Loans") may differ from the assumptions used in the Computational Materials, which are hypothetical in nature and which were provided to certain investors only to give a general sense of how the yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Certificates might vary under varying prepayment and other scenarios. Any difference between such assumptions and the actual characteristics and performance of the Mortgage Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Certificates.

Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits.

(a)         Financial Statements

            Not applicable.

(b)         Pro Forma Financial Information.

            Not applicable.

(c)         Exhibits.

                 Item 601(a) of
                 Regulation S-K
Exhibit No.      Exhibit No.            Description
-----------      ----------------       -----------

        1               99              Computational Materials--Computational
                                        Materials (as defined in Item 5) that
                                        have been provided by CSFB to certain
                                        prospective purchasers of ABN AMRO
                                        Mortgage Corporation Mortgage Pass
                                        Through Certificates Series 2001-4
                                        (filed in paper pursuant to Rule 311(i)
                                        of Regulation S-T)

                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          ABN AMRO MORTGAGE CORPORATION
                                                  (Registrant)




Dated: July 26, 2001              By:       /s/ Maria Fregosi
                                     --------------------------------------
                                  Name:    Maria Fregosi
                                  Title:   Vice President

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                             INDEX OF EXHIBITS



                  Item 601(a) of             Sequentially
Exhibit           Regulation S-K             Numbered
Number            Exhibit No.               Description                    Page
-------           ---------------           -----------                    ----

Exhibit 1         99                        Computational Materials        *







* Filed in paper pursuant to Rule 311(i) of Regulation S-T.